Exhibit 99.2

QUARTERLY INVESTOR SUMMARY November 4, 2014

DISH NETWORK REPORTS THIRD QUARTER 2014 FINANCIAL RESULTS

ENGLEWOOD, Colo., Nov. 4, 2014 – DISH Network Corporation (NASDAQ: DISH) today reported revenue totaling $3.68 billion for the quarter ending Sept. 30, 2014, compared to $3.51 billion for the corresponding period in 2013. Subscriber-related revenue increased 5.3 percent to $3.65 billion from $3.46 billion in the year-ago period.

Net income attributable to DISH Network totaled $146 million for the quarter ending Sept. 30, 2014, compared to net income of $315 million from the year-ago quarter. Diluted earnings per share for the quarter ending Sept. 30, 2014 were $0.31, compared with $0.68 during the same period in 2013.

Pay-TV ARPU for the third quarter totaled $84.39, compared to the year-ago period's pay-TV ARPU of $80.98. Pay-TV subscriber churn rate increased slightly to 1.67 percent versus 1.66 percent for third quarter 2013.

Total pay-TV customers decreased by approximately 12,000 in the quarter. DISH closed the third quarter with 14.041 million pay-TV subscribers, compared to 14.049 million pay-TV subscribers at the end of third quarter 2013. DISH activated approximately 691,000 gross new pay-TV subscribers, compared to approximately 734,000 gross new pay-TV subscribers in the prior year's third quarter.

DISH added approximately 28,000 net broadband subscribers in the third quarter, bringing its broadband subscriber base to approximately 553,000. DISH added approximately 75,000 net broadband subscribers in the third quarter 2013.

Year-to-Date Review

For the first nine months of 2014, DISH Network's revenue of $10.96 billion increased 5.7 percent, compared to $10.37 billion in revenue from the same period last year.

Subscriber-related revenue increased 5.7 percent to $10.85 billion in the first nine months of 2014 from $10.26 billion from the year-ago period. Year to date, net income attributable to DISH Network totaled $535 million compared with $519 million during the same period last year. Diluted earnings per share were $1.16 for the first nine months of 2014, compared with $1.13 during the same period in 2013.

Detailed financial data and other information are available in DISH Network's Form 10-Q for the quarter ended Sept. 30, 2014, filed today with the Securities and Exchange Commission.

DISH Network will host its third quarter 2014 financial results conference call today at noon ET. The dial-in numbers are (800) 616-6729 (U.S.) and (763) 488-9145, conference ID number 15358203.

A webcast replay will be available on DISH's Investor Relations website http://dish.client.shareholder.com today from 6 p.m. to 12 a.m. ET.

About DISH

DISH Network Corporation (NASDAQ: DISH), through its subsidiaries, provides approximately 14.041 million pay-TV subscribers, as of September 30, 2014, with the highest quality programming and technology with the most choices at the best value. Subscribers enjoy a high definition line-up with more than 200 national HD channels, the most international channels, and award-winning HD and DVR technology. DISH Network Corporation is a Fortune 250 company.
Visit www.dish.com.

DISH 3Q14 Financial Results
Conference Call – Noon ET Today
U.S. or Canada 800-616-6729
Internationally 763-488-9145
Conference ID:15358203

TABLE OF CONTENTS

DISH Segment - Pay-TV Metrics 3
DISH Segment - Broadband Metrics 5
Selected Financial Results 6
Condensed Consolidated Balance Sheets 8
Condensed Consolidated Statements of Operations 9
Condensed Consolidated Statements of Cash Flows 10
Results of Operations 3Q14 vs. 3Q13 11
Cautionary Statement Concerning Forward-Looking Statements 12

DISH QUARTERLY INVESTOR SUMMARY–3Q14 2

DISH SEGMENT – PAY-TV METRICS Pay-TV Net Additions Pay-TV Net Additions DISH lost approximately 12,000 net Pay-TV subscribers during 3Q14, compared to the addition of approximately 35,000 net Pay-TV subscribers during 3Q13. The decrease in net Pay-TV subscriber additions versus the same period in 2013 primarily resulted from lower gross new Pay-TV subscriber activations. 35 8 40 In thousands (44) (12) 3Q13 4Q13 1Q14 2Q14 3Q14 734 654 639 656 691 Pay-TV Gross Activations In thousands Pay-TV Gross Activations During 3Q14, DISH activated approximately 691,000 gross new Pay-TV subscribers compared to approximately 734,000 gross new Pay-TV subscribers during 3Q13, a decrease of 5.9%. Our gross new Pay-TV subscriber activations continue to be negatively impacted by 3Q13 4Q13 1Q14 2Q14 3Q14 increased competitive pressures, including aggressive marketing, discounted promotional offers, and more aggressive retention efforts. 1 66% 1 66% 1 67% Pay-TV Churn Rate In percentage Pay-TV Churn Our Pay-TV churn rate for 3Q14 was 1.67% compared to 1.66% during 3Q13. Our Pay-TV churn rate continues to be adversely affected by increased competitive pressures, 1.66% 1.53% 1.42% 1.66% 1.67% including aggressive marketing, and discounted promotional offers. Our Pay-TV churn rate is also impacted by, among other things, the credit quality of previously acquired subscribers, our ability to consistently provide outstanding customer service, price increases, service interruptions driven by programming disputes, and our ability to control piracy and other forms of fraud. 3 DISH QUARTERLY INVESTOR SUMMARY–3Q14 3Q13 4Q13 1Q14 2Q14 3Q14

DISH SEGMENT – PAY-TV METRICS-CONTINUED

Pay-TV Subscribers

DISH closed the third quarter with 14.041 million Pay-TV subscribers compared to 14.049 million Pay-TV subscribers at the end of 3Q13.



Pay-TV Subscribers
In thousands
14,049
14,057
14,097
14,053
14,041
3Q13
4Q13
1Q14
2Q14
3Q14

Pay-TV ARPU

Pay-TV average monthly revenue per subscriber (Pay-TV ARPU) was $84.39 during 3Q14 versus $80.98 during 3Q13. The $3.41 or 4.2% increase in Pay-TV ARPU was primarily attributable to the programming package price increases in February 2014, higher hardware related revenue, and increased advertising services revenue.



Pay-TV ARPU
Dollars
$80.98
$81.24
$82.36
$84.15
$84.39
3Q13
4Q13
1Q14
2Q14
3Q14

Pay-TV SAC

Pay-TV Subscriber Acquisition Cost (Pay-TV SAC) was $861 during 3Q14 compared to $842 during 3Q13, an increase of $19 or 2.3%. This change was primarily attributable to an increase in advertising costs, partially offset by a decrease in hardware costs per activation. The increase in advertising costs resulted from additional brand advertising to increase awareness of our college football programming.



Pay-TV SAC
Dollars
$842
$863
$862
$846
$861
3Q13
4Q13
1Q14
2Q14
3Q14

DISH QUARTERLY INVESTOR SUMMARY–3Q14 4

DISH SEGMENT – BROADBAND METRICS

Broadband Net Additions

DISH added approximately 28,000 net Broadband subscribers during 3Q14 compared to the addition of approximately 75,000 net Broadband subscribers during 3Q13. This decrease in net Broadband subscriber additions versus 3Q13 resulted from lower gross new Broadband subscriber activations and a higher number of customer disconnects.



Broadband Net Additions
Inthousands
75
51
53
36
28
3Q13
4Q13
1Q14
2Q14
3Q14

Broadband Gross Activations

During 3Q14 and 3Q13, DISH activated approximately 72,000 and 101,000 gross new Broadband subscribers, respectively. Gross new Broadband subscriber activations declined due to stricter credit policies and satellite capacity constraints in certain geographic areas. Customer disconnects were higher due to a larger Broadband subscriber base in 3Q14 compared to 3Q13.



Broadband Gross Activations
Inthousands
101
80
83
76
72
3Q13
4Q13
1Q14
2Q14
3Q14

Broadband Subscribers

DISH closed 3Q14 with 553,000 Broadband subscribers compared to 385,000 Broadband subscribers at the end of 3Q13.



Broadband Subscribers
Inthousands
385
436
489
525
553
3Q13
4Q13
1Q14
2Q14
3Q14

DISH QUARTERLY INVESTOR SUMMARY–3Q14 5

SELECTED FINANCIAL RESULTS

Subscriber-Related Revenue

Subscriber-related revenue totaled $3.648 billion for 3Q14, an increase of $184 million or 5.3% compared to 3Q13. The change in Subscriber-related revenue from 3Q13 was primarily related to the increase in Pay-TV ARPU discussed previously and revenue from broadband services. Included in Subscriber-related revenue was $98 million and $60 million of revenue related to our broadband services for 3Q14 and 3Q13, respectively.


Subscriber-Related Revenue
Dollars in millions
$3,464
$3,500
$3,556
$3,645
$3,648
3Q13
4Q13
1Q14
2Q14
3Q14

Subscriber-Related Expenses

Subscriber-related expenses totaled $2.133 billion during 3Q14, an increase of $156 million or 7.9% compared to 3Q13. The increase in Subscriber-related expenses was primarily attributable to higher pay-TV programming costs and higher Broadband subscriber-related expenses due to the increase in our Broadband subscriber base. The increase in programming costs was driven by rate increases in certain of our programming contracts, including the renewal of certain contracts at higher rates. Included in Subscriber-related expenses was $60 million and $38 million of expense related to our broadband services for 3Q14 and 3Q13, respectively.


Subscriber-Related Expenses
Dollars in millions
$1,977
$2,006
$2,069
$2,104
$2,133
3Q13
4Q13
1Q14
2Q14
3Q14

Net Income (Loss)

Net income attributable to DISH Network was $146 million during 3Q14, a decrease of $169 million compared to $315 million for 3Q13.


Net Income (Loss)
Dollars in millions
$315
$288
$176
$213
$146
3Q13
4Q13
1Q14
2Q14
3Q14

DISH QUARTERLY INVESTOR SUMMARY–3Q14 6

SELECTED FINANCIAL RESULTS-CONTINUED

Adjusted EBITDA

Adjusted EBITDA was $605 million during 3Q14, a decrease of $183 million or 23.2% compared to 3Q13. Adjusted EBITDA for 3Q14 was negatively impacted by Other, net expense of $56 million. Adjusted EBITDA for 3Q13 was positively impacted by Other, net income of $110 million.


Adjusted EBITDA
Dollars in millions
$788
$888
$695
$742
$605
3Q13
4Q13
1Q14
2Q14
3Q14

Non-GAAP Reconciliation-
Adjusted EBITDA to Net Income

	Quarter To Date				
	9/30/2013	12/31/2013	3/31/2014	6/30/2014	9/30/2014
			(In thousands)		
Adjusted EBITDA					
Adjusted EBITDA	$ 787,845	$ 888,281	$ 695,443	$ 741,657	$ 604,794
Interest expense, net	(149,427)	(151,343)	(161,830)	(134,557)	(129,296)
Income tax (provision) benefit, net	(38,140)	(175,625)	(108,462)	(121,892)	(60,089)
Depreciation and amortization	(253,036)	(266,178)	(249,220)	(271,895)	(269,890)
Income (loss) from continuing operations attributable to DISH Network	347,242	295,135	175,931	213,313	145,519
Plus: Income (loss) from discontinued operations, net of tax	(32,334)	(7,097)	-	-	-
Net income (loss) attributable to DISH Network	$ 314,908	$ 288,038	$ 175,931	$ 213,313	$ 145,519

Adjusted earnings before interest, taxes, depreciation and amortization ("Adjusted EBITDA"). Adjusted EBITDA is defined as "Net income (loss) attributable to DISH Network" less "Net income (loss) from discontinued operations, net of tax" plus "Interest expense, net of amounts capitalized" net of "Interest income," "Income tax (provision) benefit, net" and "Depreciation and amortization." Adjusted EBITDA is not a measure determined in accordance with accounting principles generally accepted in the United States ("GAAP") and should not be considered a substitute for operating income, net income or any other measure determined in accordance with GAAP. Adjusted EBITDA is used as a measurement of operating efficiency and overall financial performance and we believe it to be a helpful measure for those evaluating companies in the pay-TV industry. Conceptually, Adjusted EBITDA measures the amount of income from continuing operations generated each period that could be used to service debt, pay taxes and fund capital expenditures. Adjusted EBITDA should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP.

DISH QUARTERLY INVESTOR SUMMARY–3Q14 7

CONDENSED CONSOLIDATED BALANCE SHEETS (Dollars in thousands, except share amounts) (Unaudited) September 30, December 31, Assets 2014 2013 Current Assets: Cash and cash equivalents 4,750,556 $ 4,700,022 $ Marketable investment securities 4,521,549 5,039,382 Trade accounts receivable - other, net of allowance for doubtful accounts of $20,178 and $15,981, respectively 979,657 902,416 Trade accounts receivable - EchoStar, net of allowance for doubtful accounts of zero 48,136 55,102 Inventory 528 011 512 707 As of Inventory 528,011 512,707 Deferred tax assets 136,239 129,864 Prepaid income taxes 53,876 118,021 Current assets - discontinued operations - 68,239 Derivative financial instruments 251,030 292,507 Other current assets 144,733 495,186 Total current assets 11,413,787 12,313,446 Noncurrent Assets: Restricted cash and marketable investment securities 92,774 94,861 P d i 3 802 802 4 097 711 Property and equipment, net 3,802,802 4,097,711 FCC authorizations 4,968,171 3,296,665 Marketable and other investment securities 465,158 151,273 Noncurrent assets - discontinued operations - 9,965 Other noncurrent assets, net 380,739 392,509 Total noncurrent assets 9,709,644 8,042,984 Total assets 21,123,431 $ 20,356,430 $ Liabilities and Stockholders' Equity (Deficit) Current Liabilities: Trade accounts payable - other 241,853 $ 281,932 $ Trade accounts payable - EchoStar 303,623 355,023 Deferred revenue and other 898,691 843,386 Accrued programming 1,499,216 1,242,129 Accrued interest 203,960 232,734 Other accrued expenses 738,003 512,081 Current liabilities - discontinued operations - 49,471 Current portion of long-term debt and capital lease obligations 1,581,401 1,034,893 Total current liabilities 5,466,747 4,551,649 Long-Term Obligations, Net of Current Portion: Long-term debt and capital lease obligations, net of current portion 11,789,609 12,596,793 Deferred tax liabilities 1,976,738 1,945,690 Long-term liabilities - discontinued operations - 19,804 Long-term deferred revenue, distribution and carriage payments and other long-term liabilities 324,032 245,489 Total long-term obligations, net of current portion 14,090,379 14,807,776 Total liabilities 19,557,126 19,359,425 Commitments and Contingencies Redeemable noncontrolling interest 21,408 - Stockholders’ Equity (Deficit): Class A common stock 2,785 2,760 Class B common stock 2,384 2,384 Additional paid-in capital 2,627,099 2,588,224 Accumulated other comprehensive income (loss) 166,832 173,872 Accumulated earnings (deficit) 314,062 (220,701) Treasury stock, at cost (1,569,459) (1,569,459) Total DISH Net ork stockholders’ eq it (deficit) 1 543 703 977 080 8 DISH QUARTERLY INVESTOR SUMMARY–3Q14 Network equity deficit) 1,543,703 977,080 Noncontrolling interest 1,194 19,925 Total stockholders’ equity (deficit) 1,544,897 997,005 Total liabilities and stockholders’ equity (deficit) 21,123,431 $ 20,356,430 $

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Dollars in thousands, except per share amounts) (Unaudited) 2014 2013 2014 2013 Revenue: Subscriber-related revenue 3,647,850 $ 3,463,753 $ 10,849,138 $ 10,264,684 $ Equipment sales and other revenue 16,268 25,200 64,786 74,447 Equipment sales, services and other revenue - EchoStar 15,233 16,068 47,744 27,194 Total revenue 3,679,351 3,505,021 10,961,668 10,366,325 For the Three Months Ended September 30, For the Nine Months Ended September 30, Costs and Expenses (exclusive of depreciation shown separately below): Subscriber-related expenses 2,132,583 1,976,712 6,305,951 5,812,325 Satellite and transmission expenses 181,230 141,440 511,683 400,517 Cost of sales - equipment, services and other 24,240 25,694 82,198 69,188 Subscriber acquisition costs: Cost of sales - subscriber promotion subsidies 58,608 69,579 189,793 214,811 Other subscriber acquisition costs 264,200 313,217 770,487 822,752 Subscriber acquisition advertising 163,715 113,522 431,851 357,191 Total subscriber acquisition costs 486 523 496 318 1 392 131 1 394 754 costs 486,523 496,318 1,392,131 1,394,754 General and administrative expenses 196,376 191,427 589,149 566,896 Depreciation and amortization 269,890 253,036 791,005 787,848 Impairment of long-lived assets - - - 437,575 Total costs and expenses 3,290,842 3,084,627 9,672,117 9,469,103 Operating income (loss) 388,509 420,394 1,289,551 897,222 Other Income (Expense): Interest income 14,109 39,957 46,485 120,904 Interest expense, net of amounts capitalized (143,405) (189,384) (472,168) (565,681) Other, net (56,089) 110,497 (52,444) 218,595 Total other income (expense) (185,385) (38,930) (478,127) (226,182) Income (loss) before income taxes 203,124 381,464 811,424 671,040 Income tax (provision) benefit, net (60,089) (38,140) (290,443) (124,202) Income (loss) from continuing operations 143,035 343,324 520,981 546,838 Income (loss) from discontinued operations, net of tax - (32,334) - (40,246) Net income (loss) 143,035 310,990 520,981 506,592 Less: Net income (loss) attributable to noncontrolling interest (2,484) (3,918) (13,782) (12,862) Net income (loss) attributable to DISH Network 145,519 $ 314,908 $ 534,763 $ 519,454 $ Weighted-average common shares outstanding - Class A and B common stock: Basic 460,754 457,377 459,688 455,372 Diluted 463,202 460,715 462,537 458,396 Earnings per share - Class A and B common stock: Basic net income (loss) per share from continuing operations attributable to DISH Network 0 32 $ 0 76 $ 1 16 $ 1 23 $ Network 0.32 0.76 1.16 1.23 Basic net income (loss) per share from discontinued operations - (0.07) - (0.09) Basic net income (loss) per share attributable to DISH Network 0.32 $ 0.69 $ 1.16 $ 1.14 $ Diluted net income (loss) per share from continuing operations attributable to DISH Network 0.31 $ 0.75 $ 1.16 $ 1.22 $ Diluted net income (loss) per share from discontinued operations - (0.07) - (0.09) Diluted net income (loss) per share attributable to DISH Network 0.31 $ 0.68 $ 1.16 $ 1.13 $ 9 DISH QUARTERLY INVESTOR SUMMARY–3Q14

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (In thousands) (Unaudited) 2014 2013 Cash Flows From Operating Activities: Net income (loss) 520,981 $ 506,592 $ Less: Income (loss) from discontinued operations, net of tax - (40,246) Income (loss) from continuing operations 520,981 $ 546,838 $ Adjustments to reconcile net income (loss) to net cash flows from operating activities: Depreciation and amortization 791 005 787 848 For the Nine Months Ended September 30, amortization 791,005 787,848 Impairment of long-lived assets - 437,575 Realized and unrealized losses (gains) on investments 45,498 (207,592) Non-cash, stock-based compensation 24,958 25,297 Deferred tax expense (benefit) 68,050 (4,887) Other, net 142,067 47,355 Changes in current assets and current liabilities, net 194,121 36,846 Net cash flows from operating activities from continuing operations 1,786,680 1,669,280 Net cash flows from operating activities from discontinued operations, net (30,007) (36,964) Cash Flows From Investing Activities: Purchases of marketable investment securities (3,796,993) (5,009,859) Sales and maturities of marketable investment securities 4,430,261 3,207,640 Purchases of derivative financial instruments - (702,833) Settlement of derivative financial instruments - 718,847 Purchases of property and equipment (917,456) (911,122) Change in restricted cash and marketable investment securities 2,087 38,769 Purchases of FCC authorizations H Block wireless spectrumlicenses (1 343 372) - spectrum licenses 1,343,372) - Other, net 41,762 (94,621) Net cash flows from investing activities from continuing operations (1,583,711) (2,753,179) Net cash flows from investing activities from discontinued operations, net, including $0 and $1,782 of purchases of property and equipment, respectively 20,847 10,286 Cash Flows From Financing Activities: Proceeds from issuance of long-term debt - 2,300,000 Proceeds from issuance of restricted debt - 2,600,000 Redemption of restricted debt - (2,600,000) Funding of restricted debt escrow - (2,596,750) Releases of restricted debt escrow - 2,596,771 Repurchases of long-term debt (199,999) (48,552) Repayment of long-term debt and capital lease obligations (23,500) (29,399) Net proceeds from Class A common stock options exercised and stock issued under the Employee Stock Purchase Plan 37,352 66,598 Other 33,712 9,395 Net cash flows from financing activities from continuing operations (152 435) 2 298 063 operations 152,435) 2,298,063 Net cash flows from financing activities from discontinued operations, net - (186) Effect of exchange rates on cash and cash equivalents from discontinued operations - 13 Net increase (decrease) in cash and cash equivalents from continuing operations 50,534 1,214,164 Cash and cash equivalents, beginning of period from continuing operations 4,700,022 3,573,742 Cash and cash equivalents, end of period from continuing operations 4,750,556 $ 4,787,906 $ 10 DISH QUARTERLY INVESTOR SUMMARY–3Q14 Net increase (decrease) in cash and cash equivalents from discontinued operations (9,160) (26,851) Cash and cash equivalents, beginning of period from discontinued operations 9,160 32,398 Cash and cash equivalents, end of period from discontinued operations - $ 5,547 $

RESULTS OF OPERATIONS
3Q14 VS. 3Q13

(In thousands)
(Unaudited)

Statements of Operations Data	For the Three Months Ended September 30, 2014	2013	Variance Amount	%
Revenue:				
Subscriber-related revenue	$3,647,850	$3,463,753	$ 184,097	5.3
Equipment sales and other revenue	16,268	25,200	(8,932)	(35.4)
Equipment sales, services and other revenue - EchoStar	15,233	16,068	(835)	(5.2)
Total revenue	3,679,351	3,505,021	174,330	5.0
Costs and Expenses:				
Subscriber-related expenses	2,132,583	1,976,712	155,871	7.9
% of Subscriber-related revenue	**58.5%**	**57.1%**		
Satellite and transmission expenses	181,230	141,440	39,790	28.1
% of Subscriber-related revenue	**5.0%**	**4.1%**		
Cost of sales - equipment, services and other	24,240	25,694	(1,454)	(5.7)
Subscriber acquisition costs	486,523	496,318	(9,795)	(2.0)
General and administrative expenses	196,376	191,427	4,949	2.6
% of Total revenue	**5.3%**	**5.5%**		
Depreciation and amortization	269,890	253,036	16,854	6.7
Total costs and expenses	3,290,842	3,084,627	206,215	6.7
Operating income (loss)	388,509	420,394	(31,885)	(7.6)
Other Income (Expense):				
Interest income	14,109	39,957	(25,848)	(64.7)
Interest expense, net of amounts capitalized	(143,405)	(189,384)	45,979	24.3
Other, net	(56,089)	110,497	(166,586)	*
Total other income (expense)	(185,385)	(38,930)	(146,455)	*
Income (loss) before income taxes	203,124	381,464	(178,340)	(46.8)
Income tax (provision) benefit, net	(60,089)	(38,140)	(21,949)	(57.5)
Effective tax rate	**29.6%**	**10.0%**		
Income (loss) from continuing operations	143,035	343,324	(200,289)	(58.3)
Income (loss) from discontinued operations, net of tax	-	(32,334)	32,334	*
Net income (loss)	143,035	310,990	(167,955)	(54.0)
Less: Net income (loss) attributable to noncontrolling interest	(2,484)	(3,918)	1,434	36.6
Net income (loss) attributable to DISH Network	$ 145,519	$ 314,908	$ (169,389)	(53.8)
Other Data:				
Pay-TV subscribers, as of period end (in millions)	14.041	14.049	(0.008)	(0.1)
Pay-TV subscriber additions, gross (in millions)	0.691	0.734	(0.043)	(5.9)
Pay-TV subscriber additions, net (in millions)	(0.012)	0.035	(0.047)	*
Pay-TV average monthly subscriber churn rate	1.67%	1.66%	0.01%	0.6
Pay-TV average subscriber acquisition cost per subscriber ("Pay-TV SAC")	$ 861	$ 842	$ 19	2.3
Pay-TV average monthly revenue per subscriber ("Pay-TV ARPU")	$ 84.39	$ 80.98 **	$ 3.41	4.2
Broadband subscribers, as of period end (in millions)	0.553	0.385	0.168	43.6
Broadband subscriber additions, gross (in millions)	0.072	0.101	(0.029)	(28.7)
Broadband subscriber additions, net (in millions)	0.028	0.075	(0.047)	(62.7)
Adjusted EBITDA	$ 604,794	$ 787,845	$ (183,051)	(23.2)

* Percentage is not meaningful.

** For 3Q13, Pay-TV ARPU has been adjusted by $0.07 to exclude the effect of discontinued operations.

DISH QUARTERLY INVESTOR SUMMARY–3Q14 11

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS Certain statements contained herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of DISH Network Corporation to be forth in DISH Network Corporation’s Disclosure Regarding Forward-Looking Statements included in its recent filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2013 and its quarterly reports on Form 10-Q for the quarterly periods ended March 31, 2014, June 30, 2014, and materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. More information about such risks, uncertainties, and other factors is set September 30, 2014. The forward-looking statements speak only as of the date made, and DISH Network Corporation expressly disclaims any obligation to update these forward-looking statements. 12 DISH QUARTERLY INVESTOR SUMMARY–3Q14